UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of report (Date of earliest event reported)  August 7, 2006
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                             GIFT LIQUIDATORS, INC.
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               (Exact Name of Registrant as Specified in Charter)

        Oklahoma                  000-50675                    73-0731559
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(State or Other Jurisdiction     (Commission                (IRS Employer
    of Incorporation)             File Number)             Identification No.)


             270 Laurel Street, 1st Floor Office, Hartford, CT        06105
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               (Address of Principal Executive Offices)             (Zip Code)

Registrant's telephone number, including area code   (860) 728-1959
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          (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 4.01.      Changes in Registrant's Certifying Accountant.

         Effective as of August 7, 2006, we engaged Weinberg & Company, P.A., independent public accountants, as the new principal accountant to audit our financial statements. The decision to engage Weinberg & Company, P.A. was approved by our Board of Directors on August 7, 2006.

         We did not consult Weinberg & Company, P.A. during the fiscal years ended December 31, 2005 and 2004, or through August 7, 2006, with regard to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements; or (ii) any matter that was either the subject of a disagreement or event as defined in Item 304(a)(1)(iv) of Regulation S-B, promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

         We have provided a copy of the disclosures in this report to Weinberg & Company, P.A. and offered them the opportunity to furnish a letter to the Commission contemplated by Item 304(a)(2)(ii)(D) of Regulation S-B of the Exchange Act. Weinberg & Company, P.A. has advised that it does not intend to furnish such a letter to the Commission.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                                   GIFT LIQUIDATORS, INC.


Date: August 11, 2006                              By: /s/ David Mladen
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                                                           David Mladen
                                                           President





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